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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 16, 2006
                                                        -----------------


                           Ohio State Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


           OHIO                                                  34-1816546
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


         111 S. MAIN STREET, MARION, OHIO                        43302
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     (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 740-387-2265
                                                            ------------


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

On February 16, 2006, Lowell E. Thurston was appointed by the Board of Directors to replace a vacant Board seat left by Peter B. Miller. Mr. Miller died in January of 2006. Mr. Thurston is the president of Carroll's Jewelers and will serve as a Board member of Ohio State Bancshares, Inc. and its subsidiary The Ohio State Bank.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


Dated:   February 22, 2006

                                           Ohio State Bancshares, Inc.

                                           By  /s/ Gary E. Pendleton
                                               ---------------------------
                                               Gary E. Pendleton
                                               President and CEO